Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
6.	Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 45 vessels as at June 30, 2020 is as follows:

Period ending	Amount
June 30, 2021	$213,252
June 30, 2022	176,340
June 30, 2023	120,289
June 30, 2024	81,088
Thereafter	21,945
Total minimum lease revenue, net of address commissions	$612,915